Exhibit 99.1

Freenome and Perceptive Capital Solutions Corp Announce Business Combination Agreement to Create a Publicly Listed Company Transforming Blood-Based Multi-Cancer Detection through an AI/ML-Enabled Multiomics Platform

– Leading institutional investors commit $240 million through private investment in public equity (PIPE) led by Perceptive Advisors and RA Capital –

– Freenome stockholders, PCSC shareholders and PIPE investors will hold shares in the Combined Company that is expected to be listed on Nasdaq under the ticker symbol FRNM –

– Business combination is expected to be completed in the first half of 2026 –

Brisbane, CA, and New York (Dec. 5, 2025)—Freenome Holdings, Inc., an early cancer detection company developing blood-based screening tests, and Perceptive Capital Solutions Corp (Nasdaq: PCSC), a special purpose acquisition company (SPAC) sponsored by an affiliate of Perceptive Advisors, today announced that they have entered into a definitive business combination agreement. Upon closing of the transaction, PCSC will redomicile as a Delaware corporation, be renamed Freenome, Inc., and its common stock is expected to be listed on Nasdaq under the ticker symbol “FRNM” (the “Combined Company”).

In addition to approximately $90 million held in PCSC’s trust account (assuming no redemptions by PCSC’s public shareholders), the transaction includes commitments for a common equity PIPE at $10.00 per share of approximately $240 million from a group of premier healthcare investors. The PIPE is led by Perceptive and RA Capital with participation from ADAR1 Capital, Bain Capital Life Sciences, Farallon Capital Management, as well as other new and existing leading healthcare investors.

“Freenome is entering the public markets at an inflection point for our company and for blood-based cancer screening,” said Aaron Elliott, Ph.D., CEO of Freenome. “Our technology has been clinically validated through our pivotal PREEMPT CRC study and recent JAMA manuscript. We have secured the commercialization partnerships needed to support the expected launch of multiple tests in 2026. Perceptive Advisors and our other PIPE investors bring deep healthcare expertise and conviction in our approach to make multi-cancer detection personalized, accessible and part of routine care.”

“We founded PCSC to partner with transformational life sciences companies, and Freenome represents exactly the type of business we set out to support,” said Adam Stone, Chief Investment Officer of Perceptive Advisors and CEO of PCSC. “Freenome has built a leading platform, assembled top-tier strategic partners, and demonstrated a clear path toward making blood-based cancer screening broadly accessible. We are thrilled to partner with the Freenome team and to support the company through its next stage of growth.”

Net proceeds from the transaction are expected to provide the Combined Company with the capital needed to:

●	Accelerate the development of Freenome’s AI/ML-driven multiomics platform that seeks to identify the early biological signals of disease
●
Expand the company’s commercial and data infrastructure to support the expected 2026 launch of multiple blood-based cancer detection tests including colorectal cancer, lung and other indications run through a common automated laboratory workflow

●	Advance the company’s personalized multi-cancer detection pipeline, with the goal of offering multiple tests to an individual based on their health profile, risk and guideline eligibility

Freenome will continue to leverage commercial partnerships, like those recently announced with Exact Sciences and Roche, to scale the generation of a global, multimodal data moat to fuel future test improvements and additional pipeline expansion.

Transaction Overview
Upon the closing of the business combination, Freenome expects to receive approximately $330 million (prior to the payment of transaction costs and assuming no redemptions by PCSC’s public shareholders). The proceeds will be funded through a combination of approximately $90 million held in a trust account by PCSC (assumed as of the closing and assuming no redemptions by PCSC’s public shareholders) and an approximately $240 million concurrent PIPE financing of common stock at $10.00 per share to leading institutional investors. Assuming no redemptions by PCSC’s public shareholders, the combined company is expected to have a post-transaction equity value of approximately $1.1 billion at closing. Freenome shareholders will not receive any cash proceeds as part of the transaction and will roll 100% of their equity into the combined company.

The boards of directors of both Freenome and PCSC have approved the proposed transaction, which is expected to be completed in the first half of 2026. The transaction is subject to, among other things, the approval of the stockholders of both Freenome and PCSC, and satisfaction or waiver of the conditions stated in the definitive business combination agreement.

Jefferies and Leerink Partners acted as joint lead placement agents for PCSC in connection with the PIPE transaction. Jefferies also acted as lead financial advisor and lead capital markets advisor and Leerink Partners also acted as joint capital markets advisor to PCSC. TD Cowen acted as lead financial advisor to Freenome. Guggenheim Securities, LLC acted as capital markets advisor to Freenome. BTIG, LLC, acted as a financial advisor to Freenome. Goodwin Procter acted as legal counsel to Freenome. Cooley LLP acted as legal counsel to PCSC. Ogier acted as Cayman counsel to PCSC. White & Case LLP acted as legal counsel to the placement agents. Greenberg Traurig, LLP acted as legal counsel to TD Cowen, Guggenheim Securities, LLC, and BTIG, LLC.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by PCSC with the SEC and will be available at the SEC’s website at www.sec.gov.

About Freenome
Freenome is an early cancer detection company developing blood-based tests to detect cancer when it is most treatable. The company recognizes that no single technology can identify every cancer due to the disease’s inherent heterogeneity. Freenome’s approach combines a multiomics platform that analyzes multiple signals in the blood with artificial intelligence and machine learning to tune into cancer’s subtlest clues, even at the earliest stages of the disease.

About Perceptive Capital Solutions Corp (PCSC)
Perceptive Capital Solutions Corp (Nasdaq: PCSC) is a special purpose acquisition company formed for the purpose of entering into a combination with one or more businesses or entities. PCSC’s sponsor is an affiliate of Perceptive Advisors, a leading life sciences focused investment firm. PCSC is led by Chairman Joseph Edelman, CEO Adam Stone, Chief Business Officer Michael Altman and Chief Financial Officer Sam Cohn.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of PCSC for their consideration. PCSC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to PCSC’s shareholders in connection with PCSC’s solicitations of proxies from PCSC’s shareholders with respect to the proposed business combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Freenome’s stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, PCSC will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed business combination and other matters to be described in the Registration Statement to Freenome stockholders and PCSC shareholders as of a record date to be established for voting on the proposed business combination. Before making any voting or investment decision, PCSC shareholders, Freenome stockholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by PCSC in connection with the proposed business combination and other matters to be described in the Registration Statement, when they become available because they will contain important information about PCSC, Freenome and the proposed business combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by PCSC with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Perceptive Capital Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003.

Forward Looking Statements

This press release includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Freenome’s tests and products, the size and growth potential of the markets for Freenome’s tests and products; financing and other business milestones; potential benefits of the proposed business combination and other related transactions; and expectations relating to the proposed business combination and other related transactions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Freenome’s and PCSC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Freenome and PCSC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the proposed business combination and other related transactions; failure to realize the anticipated benefits of the proposed business combination and other related transactions; risks related to the approval of Freenome’s products and tests and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive products and tests; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against PCSC or Freenome related to the proposed business combination; the effects of competition on Freenome’s future business; the amount of redemption requests made by PCSC’s public shareholders. Additional risks related to Freenome’s business include, but are not limited to: uncertainty regarding outcomes of Freenome’s product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Freenome’s tests and products; risks associated with Freenome’s efforts to commercialize its product candidates; Freenome’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing product candidates on Freenome’s business; intellectual property-related claims; Freenome’s ability to attract and retain qualified personnel; and Freenome’s ability to source the raw materials for its product candidates. Additional risks related to PCSC include those factors discussed in documents PCSC has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this press release and also set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PCSC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, PCSC’s Annual Report on Form 10-K for the year ended December 31, 2024, and in those documents that PCSC has filed, or will file, with the SEC.

Participants in the Solicitation

PCSC, Freenome, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from PCSC’s shareholders with respect to the proposed business combination and the other matters set forth in the registration statement. Information regarding PCSC’s directors and executive officers, and a description of their interests in PCSC is contained in PCSC’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Perceptive Capital Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed business combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed business combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts
Freenome Media Contact
Ryan Flinn
The Grace Group
ryan@gracegroup.us

Freenome Investor Contact
investor-relations@freenome.com

PCSC
Michael Altman
Chief Business Officer of Perceptive Capital Solutions Corp
(646) 205-5300
PCSC@perceptivelife.com